SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

                      Pre-Effective Amendment No.                     [ ]

                      Post-Effective Amendment No. 7                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No. 7                                 [X]

                        THE AMERISTOCK MUTUAL FUND, INC.
               (Exact name of registrant as specified in charter)

                     P.O. Box 6919, Moraga, California 94570
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (925) 376-3490

                               Nicholas D. Gerber
                        The Ameristock Mutual Fund, Inc.
                     P.O. Box 6919, Moraga, California 94570
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114


  It is proposed that this filing will become effective (check appropriate box)

            ______ immediately upon filing pursuant to paragraph (b)

            ______ on October 31, 2000 pursuant to paragraph (b)

               X   60 days after filing pursuant to paragraph (a)
            ------
            ______ on (date) pursuant to paragraph (a) of Rule 485

            ______ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            ______ on (date) pursuant to paragraph (a)(2) of Rule 485

                                   Prospectus

                          Ameristock Mutual Fund, Inc.
                      Ameristock Large Company Growth Fund
                          Ameristock Focused Value Fund

                                  P.O. Box 6919
                                Moraga, CA 94570
                                 (800) 394-5064
                               www.ameristock.com


              Minimum Investment:                     $1,000
              Sales Charge:                           None, 100% no-load
              12b-1 Fee:                              None
              Redemption Fee:
                Ameristock Mutual Fund, Inc.:         None
                Ameristock Large Company
                   Growth Fund:                       None
                Ameristock Focused Value Fund         1.00% if shares redeemed
                                                      within 3 years of purchase

Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

Ameristock Large Company Growth Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of large capitalization companies headquartered in the United States.

Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  July 1, 2001

                    Risk/Return Summary - Ameristock
                    Mutual Fund, Inc. ...................___
                    Risk/Return Summary - Ameristock
                    Large Company Growth Fund............___
                    Risk/Return Summary - Ameristock
                    Focused Value Fund...................___
                    Fees and Expenses....................___
                    How to Buy Shares....................___
                    How to Redeem Shares.................___
                    Net Asset Value......................___
                    Investment Management................___
                    Dividends and Taxes..................___
                    Other Information....................___
                    Financial Highlights.................___

RISK/RETURN SUMMARY - AMERISTOCK MUTUAL FUND, INC.

Investment Objective

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

Principal Investment Strategies

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in companies which pay dividends.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund investment adviser decides that it no longer meets the investment criteria described above.

Under normal conditions, this Fund will invest at least 80% of the value of its total assets in accordance with the investment strategies described above. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

Principal Risks

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

            *      The value of  securities in the Fund's  portfolio  will go up and down. Consequently, the Fund's share price may decline and you could lose money.

            *      The stock market is subject to  significant  fluctuations  in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

            *      Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

            *      There  is no  assurance  that  the  Fund's  "value"  style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

            *      "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

            *      An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          AMERISTOCK MUTUAL FUND, INC.

                                   [Bar Chart]

            1996            1997            1998            1999
           27.7%           32.9%           32.0%            2.7%


High and Low Quarterly Returns. During the life of the Fund through December 31, 1999, the highest return for a quarter was 19.1% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.2% (quarter ending September 30, 1999).

        Average  Annual Total  Returns        Past                  Life
        (for the periods ending               One Year              Of Fund*
        December 31, 1999)

        Ameristock Mutual Fund, Inc.          2.7%                  23.9%

        Standard & Poor's 50 Index            21.0%                 25.7%

*Since inception date of August 31, 1995.

RISK/RETURN SUMMARY - AMERISTOCK LARGE COMPANY GROWTH FUND

Investment Objective

The investment objective of Ameristock Large Company Growth Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock   Large  Company  Growth  Fund  pursues  its   investment   objective
principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion.

This Fund emphasizes a "growth" style of investing. In selecting common stocks, the Fund will seek to invest in companies which the Adviser believes have the potential for superior long term capital appreciation due to accelerated earnings or revenue growth. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

Under normal conditions, this Fund will invest at least 80% of the value of its total assets in accordance with the investment strategies described above. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Large Company Growth Fund is subject to the following principal risks:

            *      The value of  securities in the Fund's  portfolio  will go up and down. Consequently, the Fund's share price may decline and you could lose money.

            *      The stock market is subject to  significant  fluctuations  in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

            *      Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

            *      "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

            *      An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


RISK/RETURN SUMMARY - AMERISTOCK FOCUSED VALUE FUND

Investment Objective

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

Principal Investment Strategies

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the Adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquarters in the United States which the Adviser believes have the capacity for capital appreciation, either (i) because such debt securities are currently trading below par or (ii) because the Adviser believes that interest rates are about to decline. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which have speculative characteristics. The Fund will sell a corporate debt security when the Adviser believes that such security is no longer likely to appreciate in value.

Under normal conditions, this Fund will invest at least 65% of the value of its total assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

Principal Risks

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

            *      The value of  securities in the Fund's  portfolio  will go up and down. Consequently, the Fund's share price may decline and you could lose money.

            *      The stock market is subject to  significant  fluctuations  in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

            *      Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

            *      While this Fund invests in both smaller and larger companies, the smaller companies in which this Fund invests are especially sensitive to the factors described above due to certain characteristics of smaller companies such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

            *      There  is no  assurance  that  the  Fund's  "value"  style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

            *      "Growth"  stocks  generally  are more  expensive  relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

            *      This Fund's  portfolio  will also be exposed to the following
                  additional   risks  in  connection  with  its  investments  in
                  corporate debt securities:

                  - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. The net asset value of this Fund may decrease during periods of rising interest rates.

                  - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, this Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

                  - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

            *      This Fund is a "non-diversified" fund. The Fund is considered
                  "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

            *      An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Bar Chart and Performance Table

A bar chart and performance table is not provided since this Fund has not had annual returns for a full calendar year.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)


                             Ameristock        Ameristock        Ameristock
                            Mutual Fund,     Large Company      Focused Value
                                Inc.          Growth Fund           Fund

Maximum Sales Charge (Load)     None              None              None
Imposed on Purchases

Maximum Deferred Sales Charge   None              None              None
(Load)

Redemption (1)                  None              None              1.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                Ameristock        Ameristock        Ameristock
                               Mutual Fund,     Large Company      Focused Value
                                   Inc.          Growth Fund           Fund

           Management Fees(3)      1.00%             1.00%             1.35%
    Distribution (12b-1) Fees      0.00%             0.00%             0.00%
               Other Expenses      0.00%             0.00%             0.00%
                                  ------            ------            ------
  Total Annual Fund Operating      1.00%             1.00%             1.35%
                     Expenses
         (1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.

         (2)  Payable only if shares redeemed within 3 years of purchase.

         (3) The Fund's Investment Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest and extraordinary expenses.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year             3 Years

Ameristock Mutual Fund, Inc.                  $102                $318

Ameristock Large Company Growth Fund          $102                $318

Ameristock Focused Value Fund                 $237                $528


HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund or Ameristock Focused Value Fund, to:

         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

To purchase shares by wire, transmit funds to:

         Firstar Bank, N.A.
         Cinti/Trust
         ABA#: 0420-0001-3
         F/F/C Account No. ___________________
         [Ameristock Mutual Funds]
         DDA __________________ (Star Bank Trust)

Your investment will be considered to be in "proper form" if it includes a check or wire funds transmission together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. Neither Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Ameristock Corporation.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value," less any applicable redemption fee as described below under "Redemption Fee." Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption Fee - Ameristock Focused Value Fund

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the net asset value of the redeemed shares at the time of purchase. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than three years prior to the redemption; and finally, of amounts representing the cost of shares purchased within three years prior to the redemption.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc. or Ameristock Large Company Growth Fund.

Redemption by Mail

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

         Ameristock Mutual Funds
         Mutual Shareholder Services
         8869 Brecksville Road
         Brecksville, Ohio 44141

The redemption request must:

         1.  Include your name and account number.

         2.  Specify the name of the Fund from which shares are to be redeemed.

         3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

         4. Be signed by all owners exactly as their names appear on the account.

         5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account,
             (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.


NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Large Company Growth Fund and Ameristock Focused Value Fund since their inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is P.O. Box 6919, Moraga, California 94570.

As compensation for its services the Adviser receives an annual fee of 1% of the average net assets of Ameristock Mutual Fund, Inc. and Ameristock Large Company Growth Fund and 1.35% of the average net assets of Ameristock Focused Value Fund. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest and extraordinary expenses.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

The portfolio managers of Ameristock Large Company Growth Fund are Andrew Ngim and Robert Nguyen. Mr. Ngim's background is described above. Mr. Nguyen has been a Managing Principal of Ameristock Corporation since 2000 and from 1995 to 1999 was an institutional specialist at Charles Schwab and Co., Inc. Previously, Mr. Nguyen was an equity portfolio manager with Bank of America and a stockbroker and stock analyst with Morgan Stanley Dean Witter.

The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser on December 26, 2000.


DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


OTHER INFORMATION

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 has been retained to act as the custodian of each Fund's investments.

Mutual Shareholder Services, 8869 Brecksville Road, Brecksville, Ohio 44141, is the transfer agent and dividend - paying agent of each Fund.

ALPS Mutual Fund Services, Inc., 370 17th Street, Denver, Colorado, is the administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 370 17th Street, Denver, Colorado, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, OH 44114-2653, is legal counsel to each Fund and the Adviser.

                              FINANCIAL HIGHLIGHTS
                          AMERISTOCK MUTUAL FUND, INC.

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.




                                              Fiscal Year    Fiscal Year    Fiscal Year    Fiscal Year       Period
                                                 Ended          Ended          Ended          Ended           Ended
                                              June 30, 00    June 30, 99    June 30, 98    June 30, 97    June 30, 96(1)
Net Asset Value,
Beginning of Period                               $38.89         $31.48         $25.06         $19.03         $15.00

Income from Investment Operations
     Net Investment Income                           .55            .44           .41             .52            .43
     Net Gains (Losses) on Securities
     (realized and unrealized)                      3.92           7.41          7.26            5.94           3.78
                                                  ------         ------        ------          ------         ------
         Total from
         Investment Operations                     35.52          39.33         32.73           25.49          19.21
Less Distributions
     Dividends
     (from net investment income)                   (.42)          (.22)         (.42)           (.39)          (.18)
     Distributions (from capital gains)             (.34)          (.22)         (.83)           (.04)         --.--
                                                    -----          -----         -----           -----         -----
     Total Distributions                            (.76)          (.44)        (1.25)           (.43)          (.18)
     Net Asset Value, End of Period               $34.76         $38.89        $31.48          $25.06         $19.03
     Total Return                                  -8.67%         24.94%        30.61%          33.95%         33.70%*

Ratios/Supplemental Data
     Net Assets, End of Period (Millions)         $86.66        $114.14        $12.75           $6.64          $2.23
     Ratio of Expenses to
         Prior to Reimbursement                     0.99%          0.96%         0.95%           1.06%          0.90%*
         After Reimbursement                        0.99%          0.94%         0.90%           0.56%          0.00%

     Ratio of Net Income to
     Average Net Assets
         Prior to Reimbursement                     1.51%          1.20%         1.43%           1.89%          1.47%*
         After Reimbursement                        1.51%          1.22%         1.48%           2.39%          2.90%

     Portfolio Turnover Rate                       31.13%          9.22%        11.85%          21.48%          7.43%

(1) From inception of investment activity (8/31/95)
* Annualized

          Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

A Statement of Additional Information ("SAI") dated July 1, 2001 is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at
(800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

         Ameristock Mutual Funds
         P.O. Box 6919
         Moraga, California 94570

         Investment Adviser
         Ameristock Corporation
         P.O. Box 6919
         Moraga, California 94570

         Custodian
         Firstar Bank, N.A.
         Cincinnati, OH

         Administrator and
         Bookkeeping and Pricing Agent
         ALPS Mutual Fund Services, Inc.
         370 17th Street
         Denver, Colorado

         Distributor
         ALPS Distributors, Inc.
         370 17th Street
         Denver, Colorado

         Transfer Agent
         Mutual Shareholder Services
         Brecksville, Ohio

         Legal Counsel
         McDonald, Hopkins, Burke & Haber Co., L.P.A.
         Cleveland, Ohio

         Independent Auditor
         McCurdy & Associates CPAs, Inc.
         Westlake, Ohio

Investment Company Act File Nos.:
         Ameristock Mutual Fund, Inc.:                        811-09090
         Ameristock Large Company Growth Fund:                811-10141
         Ameristock Focused Value Fund:                       811-10141

                          AMERISTOCK MUTUAL FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2001


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated July 1, 2001. To obtain a copy of the Fund's Prospectus, without charge, please write to the Fund at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS


Investments and Risks.......................................................A-2

Management Agreement........................................................A-6

Management of the Fund .....................................................A-6

Ownership of Shares.........................................................A-7

Portfolio Turnover..........................................................A-8

Portfolio Transactions and Brokerage........................................A-8

Share Redemptions...........................................................A-8

Taxation of the Fund........................................................A-9

Performance Information ....................................................A-9

Additional Information......................................................A-10

                              INVESTMENTS AND RISKS


Classification

         The Fund is a diversified, open-end management investment company.

Information on the Fund's Investments

         The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

          Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

         Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justify the risk.

         The Investment Adviser understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or be entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

         Foreign Exposure. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

         Options.  An  option on a  security  is a  contract  that  permits  the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

         The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

         Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

         Fixed Income Securities. The Fund may invest in fixed income securities (bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

         Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

         Lending of Portfolio Securities. For incremental income purposes, the Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's or which have been determined by the Investment Adviser to be of equivalent quality. The Investment Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

Policies

         Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

         The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

                  1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

                  2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

                  3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

                  4) issue senior securities, except as permitted under the Investment Company Act of 1940;

                  5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

                  6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

                  7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

                  8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

                  9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

                  10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

                  11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

                  12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

                  13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

         The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lessor of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

                              MANAGEMENT AGREEMENT

         The Fund employs the Investment Adviser to furnish advisory and other services. Under the Investment Adviser's contract with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

         In addition, the Investment Adviser, subject to the supervision of the Board of Directors, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Directors.

         The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

         For  the  services  of  the  Investment  Adviser,   the  Fund  pays  as
compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter.

         The Adviser may enter into an Affinity Credit Card Agreement (the "Credit Card Agreement") with a credit card issuer (the "Bank"). Under the Credit Card Agreement, the Adviser would solicit shareholders of the Fund to open affinity credit card accounts with the Bank, and the Bank would pay to the Adviser royalties based on net purchases charged to such accounts by participating shareholders. The fees payable to the Adviser in respect of each fiscal year would be reduced by the amount, if any, of royalties received by the Adviser under the Credit Card Agreement during the preceding fiscal year. Royalties based on net purchases charged by a shareholder of the Fund would indirectly benefit all shareholders of the Fund (including those who do not participate in the affinity card program) by reducing the expense ratio of the Fund in the fiscal year following the year of such purchases.

                             MANAGEMENT OF THE FUND

         The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is P.O. Box 6919, Moraga, CA 94570, which is also the address of the Investment Adviser. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Adviser are indicated by an asterisk (*).

Name and Age                                 Position Held                 Principal Occupation
                                               with Fund                   for Last Five Years


Nicholas D. Gerber (39)                   Chairman and Director            President Ameristock Corporation, Portfolio
                                                                           Manager of the Fund.  Portfolio Manager with
                                                                           Bank of America helping to manage over $250
                                                                           million in commingled and mutual fund accounts
                                                                           (1993-1995)

Howard Mah* EA, MBA  (37)                 Director                         Tax and Financial Consultant in private
                                                                           practice (1995 to present).  Tax and Financial
                                                                           Consultant with law firm of Office of Stephen
                                                                           M. Moskowitz (1989-1995).

Andrew Ngim* (41)                         Director                         Managing Director, Ameristock Corporation,
                                                                           since 1999.  Benefits Consultant with Price
                                                                           WaterhouseCoopers (1994-1999).

Stephen J. Marsh (48)                     Director                         Vice-President with FMV Opinions, Inc.
                                                                           (1998-Present).  Managing Director, The Mentor
                                                                           Group (1991-1998)

Alev Efendioglu, PhD. (59)                Director                         Professor of Management and Small Business
                                                                           Institute Director,  McLaren School of Business
                                                                           University of San Francisco (1977-Present).


         The Directors of the Fund who are employees or Directors of the Investment Adviser receive no remuneration from the Fund. Each of the other Directors is paid $300 for each Board meeting they attend and is reimbursed for the expenses of attending meetings.

                               OWNERSHIP OF SHARES

         The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of May 8, 2001:

Name and Address                                        Percentage Held

National Financial Mutual Funds*                            20.59%
1 World Trade Center
200 Liberty Street
New York, NY 10281

Charles Schwab & Co., Inc.*                                 47.62%
9601 E. Panorama Circle
Mail Stop DEN2-02-052
Englewood, CO 80112

National Investors Services Corp.*                          5.83%
56 Water Street
New York, NY 10041


         * Shares held in "street name" for the benefit of others.

         As of May 8, 2001, all Officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                               PORTFOLIO TURNOVER

          While it is difficult to predict, the Investment Adviser expects that the annual portfolio turnover rate of the Fund will not exceed 100%. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal year ending June 30, 2000, 1999, 1998 and 1997, the Fund's turnover was 31.1%, 9.2%, 11.9%, and 21.4%, respectively. Portfolio turnover was higher in the June 30, 2000 fiscal year due to higher shareholder redemptions of Fund shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.


                                SHARE REDEMPTIONS

         The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or
(b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

         The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

         It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemption's are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

                              TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

                             PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

         From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

         The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

         Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

                  T = (ERV/P) 1/n - 1
                    Where:
                      T =  average  annual  total  return
                      P = a hypothetical initial investment of $1,000 n = number of years.
                    EVR = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

                             ADDITIONAL INFORMATION

         The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund's Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

         Firstar Bank, N.A., Cincinnati, Ohio, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

         The Financial Statements of the Fund as of June 30, 2000 included in this Statement of Additional Information have been so included in reliance on the report of McCurdy & Associates CPAs, Inc., independent certified public accountant, given on the authority of said firm as experts in accounting and auditing. The Financial Statements of the Fund as of December 31, 2000 are unaudited.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Directors
Ameristock Mutual Fund:


         We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the four years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 21, 2000

                             AMERISTOCK MUTUAL FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000

Industry                   Company                    Symbol    Shares     Market Value

Automotive          5.90%  Ford Motor Co.             F         68,610       $2,950,230
                           General Motors Corp.       GM        37,220       $2,161,104

Banking            19.18%  Bank of America            BAC       69,177       $2,974,611
                           CitiGroup                  C         43,362       $2,612,560
                           First Union                FTU      115,000       $2,853,495
                           PNC Financial Services     PNC       87,700       $4,110,937
                           Washington Mutual, Inc.    WMT      141,000       $4,071,375

Entertainment       0.32%  Disney Co. (Walt)          DIS        7.070         $274,407

Capital Goods       2.82%  Boeing Co.                 BA        12,860         $537,715
                           Caterpillar                CAT       36,900       $1,249,987
                           General Electric           GE        12,300         $654,900

Chemicals &         3.55%  Du Pont de Nemours & Co    DD        35,600       $1,557,500
Fertilizer                 Dow Chemical               DOW       50,280       $1,517,852

Consumer Staples   12.58%  Coca-Cola Co.              KO         8,380         $481,330
                           McDonalds Corp.            MCD       48,600       $1,600,786
                           Philip Morris              MO        95,910       $2,547,657
                           Pepsico                    PEP       50,960       $2,264,560
                           Proctor & Gamble Co.       PG         4,600         $263,350
                           Sara Lee Corp.             SLE      193,800       $3,742,859

Diversified         1.77%  Minnesota Mining & Mfg.    MMM       18,560       $3,462,190

Electronics         5.09%  Visteaon*                  VC         8,983         $108,421
                           Agilent*                   A          1,029          $75,888
                           Hewlett Packard Co.        HWP        2,700         $337,162
                           International Business
                            Machines                  IBM       31,600       $3,462,190
                           Intel Corp.                INTC       3,180         $425,127

Financial - Other   8.78%  Associates First Capital
                            Corp                      AFS      147,658       $3,194,692
                           Fannie Mae                 FNM       67,170       $3,505,467
                           Merrill Lynch              MER        7,000         $805,000

Healthcare         10.04%  Abbott Labs                ABT       53,560       $2,386,794
(Products)                 American Home Products     AHP       30,000       $1,762,500
                           Bristol Myers Squibb       BMY       27,440       $1,598,380
                           Johnson & Johnson          JNJ        6,340         $645,887
                           Merck & Co.                MRK       20,940       $1,604,527
                           Pfizer, Inc.               PFE      114,680         $704,640

Insurance           5.65%  Allstate Corp.             ALL      150,000       $3,337,500
                           American International
                            Group                     AIG       13,302       $1,562,985

Oil & Gas           5.92%  BP Amoco (ADR's)           BPA        8,408       $  475,581
                           Chevron                    CHV       24,500       $2,077,918
                           ExxonMobile                XOM        7,600       $  596,600
                           Texaco                     TX        37,200       $1,980,900

Retailing           5.57%  Home Depot, Inc.           HD        11,595       $  579,031
                           Sears Roebuck & Co.        S        112,000       $3,654,000
                           Wal-Mart Stores            WMT       10,300       $  593,537

Software            0.35%  Microsoft Corp.*           MSFT       3,780       $  302,400

Telecommunications  9.20%  Bell Atlantic Corp.        BEL       27,140       $1,379,064
                           Bellsouth Corp.            BLS       22,900       $  976,112
                           GTE Corp.                  GTE       47,270       $2,942,557
                           SBC Communications         SBC       56,143       $2,428,284
                           AT&T Corp.                 T          7,475       $  236,318
                                                                             ----------

Total Common Stock 96.69%  (Cost $89,204,295.00)                            $83,794,877
                                                                            -----------

Total Investments                                                           $83,794,877

Other Assets Less
Liabilities         3.31%                                                    $2,865,024

NET ASSETS:       100.00%   Equivalent to $34.76 per share                  $86,659,901
                            on $2,492,812 Shares of Capital
                            Stock Outstanding



     The accompanying notes are an integral part of the financial statements

                             Ameristock Mutual Fund
                             Statement of Operations
                            Year Ending June 30, 2000

Investment Income:

             Dividends                                   $  2,250,089
             Interest                                    $    252,568
             Other                                       $      3,020

                                                         -------------

Total Investment Income                                  $  2,505,677


Expenses:

             Management Fee                              $    991,317

             Total Expenses                              $    991,317

Net Investment Income                                    $  1,514,360

Realized and Unrealized Gain on Investments

Net Realized Gain (Loss) on Investments                  $  4,021,324
Net Change in Unrealized Appreciation
(Depreciation) on Investments                            $(17,951,640)
                                                         -------------
Net Realized and Unrealized Gain (Loss)
      on Investments                                     $(13,930,316)

Net Increase (Decrease) in Net Assets
Resulting from Operations                                $(12,415,956)




                     The accompanying notes are an integral
                        part of the financial statements

Ameristock Mutual Fund
Statement of Changes in Net Assets
                                                     July 1, 1999 to       July 1, 1998 to
                                                     Jun 30 ,2000          June 30, 1999
From Operations:
   Net Investment Income                            $   1,514,360         $    593,492
   Net Realized Gain (Loss)                         $   4,021,324         $  1,089,201
   Net Change in Unrealized Appreciation
  (Depreciation) on Investments                     $ (17,951,640)        $  9,418,848
                                                   ---------------       -------------
                                                    $ (12,415,956)        $ 11,101,541

Distributions to Shareholders:
   Ordinary Income                                  $  (1,171,494)        $   (238,477)
   Capital Gains                                    $    (947,523)        $   (215,071)
                                                   ---------------       --------------
                                                    $  (2,119,017)        $   (453,548)

From Capital Share Transactions:
   Proceeds from 2,591,686 Shares Issued            $  94,364,171         $124,983,101
   Net Asset Value of 41,627 Shares
   Issued from Reinvestment of Dividends            $   1,466,911         $    306,145
   Cost of 3,075,221 Shares Redeemed                $(108,781,081)        $(34,545,669)
                                                   ---------------       --------------
                                                    $ (12,949,999)        $ 90,743,577

Net Increase/Decrease in Net Assets                 $ (27,484,972)        $101,391,570
Net Assets at Beginning of Period                   $ 114,144,873         $ 12,753,303
                                                   ---------------       --------------
Net Assets at End of Period (including
  Undistributed Net Investment Income
  of $767,553 and $424,487 respectively)            $  86,659,901         $114,144,873


     The accompanying notes are an integral part of the financial statements

                                                   Ameristock Mutual Fund
                                                    Financial Highlights

Selected Data for a Share of Common Stock
Outstanding Throughout the Period
                                 Jul 1, 99 to     Jul 1, 98 to      Jul 1, 97 to     Jul 1, 96 to      Aug 31, 95 to
                                 30-Jun-00        30-Jun-99         30-Jun-98        30-Jun-97         30-Jun-96(1)

Net Asset Value at
Beginning of Period              $ 38.89          $ 31.48           $ 25.06          $ 19.03           $ 15.00
Net Investment Income            $  0.5           $  0.44           $  0.41          $  0.52           $  0.43

Net Gains (Losses)
  on Securities- Realized
  and Unrealized                 $ (3.92)         $  7.41           $  7.26          $  5.94           $  3.78
                                ----------       ---------          --------         --------         ---------
Total From Investment
  Operations                     $ 35.52          $ 39.33           $ 32.73          $ 25.40           $ 19.21

Dividend Distribution
Net Investment Income            $ (0.42)         $ (0.22)          $ (0.42)         $ (0.39)          $ (0.18)
Capital Gains                    $ (0.34)         $ (0.22)          $ (0.83)         $ (0.04)          $   -
                                ---------        ---------          ---------        ---------        ---------
Total Distributions              $ (0.76)         $ (0.44)          $ (1.25)         $ (0.43)          $ (0.18)
Net Asset Value at
  End of Period                  $ 34.76          $ 38.89           $ 31.48          $ 25.06           $ 19.03

Total Return                       -8.67%           24.94%            30.61%           33.95%            33.70%*

Ratios/Supplemental Data
Net Assets End of
  Period (millions)               $86.66          $114.14           $ 12.75          $  6.64           $  2.23
Ratio of Expenses to Average
  Net Assets
Prior to Reimbursement              0.99%            0.96%             0.95%            1.06%             0.90%(1)*
After Reimbursement                 0.99%            0.94%             0.90%            0.56%             0.00% *
Ratio of Net Income to
  Average Net Assets
  Prior to Reimbursement            1.51%            1.20%             1.43%            1.89%             1.47% *
  After Reimbursement               1.51%            1.22%             1.48%            2.39%             2.90%(1)*
Portfolio Turnover Rate            31.13%            9.22%            11.85%           21.48%             7.43%

(1)  From Inception of Investment Activity (8/31/95)
* Annualized

     The accompanying notes are an integral part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000


         1.       SIGNIFICANT ACCOUNTING POLICIES

         The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

         SECURITY VALUATION

         Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.

         Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         INCOME TAXES

         It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         2.       INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $991,317 during the 12 months ending June 30, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

         3.       RELATED PARTY TRANSACTIONS

         Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24% of the Fund's stock is controlled by National Financial Services Corp. 11% of the Fund's stock is controlled by Trust Company of America. 10% of the Fund's stock is controlled by Charles Schwab & Co. 9% of the Fund is controlled by National Investors Services Corp. 6% of the Fund's stock is controlled by FTC & Company. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.

         4.       CAPITAL STOCK AND DISTRIBUTION

         At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $87,173,291. Transactions in common stock were as follows:

         Shares sold                                  2,591,686
         Shares issued to shareholders in
         reinvestment of dividends                       41,627
                                                      2,633,313

         Shares redeemed                             (3,075,221)
         Net increase                                (  441,908)
         Shares Outstanding:
         Beginning of period                          2,934,721
         End of period                                2,492,812

         5.       PURCHASES AND SALES OF SECURITIES

         During the twelve months ended June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,354,873 and $34,076,018 respectively.

         6.       FINANCIAL INSTRUMENTS DISCLOSURE

         There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 2000.

         7.       SECURITY TRANSACTIONS

         For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost.

         At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                           Net Appreciation

         Appreciation      (Depreciation)            (Depreciation)
         $8,265,216        $(13,674,635)             $(5,409,419)


         8.        DISTRIBUTIONS

         During the 12 months ended June 30, 2000, distributions of $1,171,494 were paid from net investment income and $947,523 were paid from realized short and long term capital gains.

            FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)

                             Ameristock Mutual Fund

                             Schedule of Investments
                                December 31, 2000

                                                                             Market
 Industry                      Company              Symbol      Shares       Value

Automotive          6.30%  Ford Motor Co.             F        243,242       $5,700,984
                           General Motors Corp.       GM        98,220       $5,003,081
                           Visteon*                   VC         8,983       $  103,304

Banking            12.87%  Bank of America            BAC       44,177       $2,026,620
                           CitiGroup                  C         57,816       $2,952,229
                           First Union                FTU      115,000       $3,198,437
                           PNC Financial Services     PNC       87,700       $6,407,581
                           Washington Mutual Inc      WM       141,000       $7,481,812

Capital Goods       4.77%  Boeing Co.                 BA        48,860       $3,224,760
                           Caterpillar                CAT       91,900       $4,348,018
                           General Electric           GE        12,300       $  589,631

Chemicals &         6.82%  Dow Chemical               DOW      150,280       $5,504,005
Fertilizer                 DuPont de Nemours & Co.    DD       128,100       $6,188,831
Consumer Staples   13.08%  Albertsons                 ABS      229,000       $6,068,500
                           Coca-Cola Co.              KO         8,380       $  510,656
                           McDonalds Corp.            MCD      173,600       $5,902,400
                           PepsiCo                    PEP       36,960       $1,831,830
                           Proctor & Gamble Co.       PG        24,600       $1,929,562
                           Sara Lee Corp.             SLE      251,800       $6,184,837

Diversified         1.30%  Minnesota Mining & Mfg.    MMM       18,560       $2,236,480

Electronics        10.78%  Agilent*                   ABS       12,529       $  685,962
                           Dell Computer*             DELL     345,000       $6,015,937
                           Hewlett Packard Co.        HWP        5,400       $  170,437
                           Intel Corp.                INTC     177,360       $5,365,140
                           International Business
                            Machines                  IBM       73,600       $6,256,000

Entertainment       0.12%  Disney Co. (Walt)          DIS        7,070       $  204,588

Financial-Other     3.95%  Fannie Mae                 FNM       67,170       $5,826,997
                           Merrill Lynch              MER       14,000       $  954,625

Healthcare          5.73%  Abbott Labs                ABT       53,560       $2,594,312
(Products)                 American Home Products     AHP       30,000       $1,906,500
                           Bristol Myers Squibb       BMY       27,440       $2,028,845
                           Johnson & Johnson          JNJ        6,340       $  666,096
                           Merck & Co.                MRK       20,940       $1,960,507
                           Pfizer Inc.                PFE       14,680       $  675,280

Insurance           4.96%  Allstate Corp.             ALL      150,000       $6,534,375
                           American International
                            Group                     AIG       19,953       $1,966,642

Oil & Gas           3.23%  BPAmoco (ADR's)            BPA       67,408       $3,227,158
                           Chevron                    CHV       13,500       $1,139,906
                           ExxonMobil                 XOM        7,600       $  660,711
                           Texaco                     TX         8,200       $  509,425

Retailing           4.05%  HomeDepot Inc.             HD        11,595       $  529,746
                           Sears Roebuck & Co.        S        169,000       $5,872,750
                           Wal-Mart Stores            WMT       10,300       $  547,187

Software            1.25%  Microsoft Corp.*           MSFT      49,280       $2,143,680

Telecommunications  6.92%  AT&T Corp.                 T         65,975       $1,142,192
                           Bellsouth Corp.            BLS       47,900       $1,960,906
                           SBC Communications         SBC       56,143       $2,680,828
                           Verizon                    VZ       121,209       $6,075,601
                                                                             ----------

Total Common       86.13% (Cost $135,560,810)                              $147,695,891
Stocks:                                                                    ------------

Total Investments                                                          $147,695,891
Other Assets Less Liabilities                                               $23,782,166
Net Assets:  100%        Equivalent to $40.22 per share on 4,263,472
                         Shares of Capital Stock Outstanding               $171,478,057
                                                                           ============
*Non-Income Producing

     The accompanying notes are an integral part of the financial statements

                                 Ameristock Mutual Fund
                          Statement of Assets and Liabilities
                                   December 31, 2000
                                      (Unaudited)

Assets:
Investment Securities at Market Value
      (Identified Cost- $135,560,810)                            $  147,695,891
Cash                                                             $   29,476,895
Accounts Receivables
     Dividends                                                   $      144,638
     Fund Shares Sold                                            $    7,624,906
                                                                 --------------
        Total Assets:                                            $  184,942,330


Liabilities:
Accounts Payable
     Investment Securities Purchase Payable                      $   13,319,641
     Fund Shares Redeemed                                        $      144,632
                                                                 --------------
        Total Liabilities:                                       $   13,464,273

Net Assets                                                       $  171,478,057


Net Assets Consist of:
        Capital Paid In                                          $  159,420,911
        Accumulated Undistributed Net Investment Income          $      125,859
        Accumulated Undistributed Realized Net Capital Gain      $     (203,794)
        Accumulated Unrealized Appreciation in Value of
             Investments Based on Identified Cost- Net           $   12,135,081
                                                                 --------------
NET ASSETS FOR 4,263,472 SHARES OUTSTANDING                      $  171,478,057

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($171,478,057/4,263,472)                    $        40.22


                   The accompanying notes are an integral part

                             Ameristock Mutual Fund
                             Statement of Operations
                        6 Months Ending December 31, 2000
                                   (Unaudited)

Investment Income:
         Dividends                                                 $  1,157,788
         Interest                                                  $    237,215
         Other                                                     $      2,260
                                                                   ------------
               Total Investment Income                             $  1,397,263

Expenses:
         Management Fee                                            $    510,438
         Directors Fee                                             $        665
               Total Expenses                                      $    511,103

Net Investment Income                                              $    886,160

Realized and Unrealized Gain on Investments
         Net Realized Gain (Loss) on Investments                   $  1,196,335
         Net Change in Unrealized Appreciation
           (Depreciation) on Investments                           $ 17,544,500
                                                                   ------------
         Net Realized and Unrealized Gain (Loss) on Investments    $ 18,740,835
                                                                   ------------

Net Increase (Decrease) in Net Assets Resulting from Operations    $ 19,626,995
                                                                   ============

                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Changes in Net Assets

                                             July 1, 2000 to     July 1, 1999 to
                                             Dec 31, 2000        June 30, 2000

From Operations:
   Net Investment Income                     $    886,160        $   1,514,360
   Net Realized Gain (Loss)                  $  1,196,335        $   4,021,324
   Net Change in Unrealized Appreciation
         (Depreciation) on Investments       $ 17,544,500        $ (17,951,640)
                                             -------------       --------------
                                             $ 19,626,995        $ (12,415,956)

Distributions to Shareholders:
   Ordinary Income                           $ (1,527,654)       $  (1,171,494)
   Capital Gains                             $ (5,528,805)       $    (947,523)
                                             -------------       --------------
                                             $ (7,056,459)       $  (2,119,017)

From Capital Share Transactions:
   Proceeds from 2,226,845 Shares Issued     $ 89,847,368        $  94,364,171
   Net Asset Value of 169,867 Shares Issued
        from Reinvestment of Dividends       $  6,592,550        $   1,466,911
   Cost of 625,852 Shares Redeemed           $(24,192,298)       $(108,781,081)
                                             -------------       --------------
                                             $ 72,247,620        $ (12,949,999)

Net Increase/Decrease in Net Assets          $ 84,818,156        $ (27,484,972)
Net Assets at Beginning of Period            $ 86,659,901        $ 114,144,873
                                             -------------       --------------
Net Assets at End of Period (including
     Undistributed Net Investment Income of
     $125,859 and $767,353 respectively)     $171,478,057        $  86,659,901
                                             =============       ==============





                     The accompanying notes are an integral
                        part of the financial statements




                             Ameristock Mutual Fund
                              Financial Highlights

Selected Data for a Share of Common Stock           Jul 1, 00 to    Jul 1, 99 to    Jul 1, 98 to    Jul 1, 97 to    Jul 1, 96 to
     Outstanding Throughout the Period              31-Dec-00       30-Jun-00       30-Jun-99       30-Jun-98       30-Jun-97

Net Asset Value at Beginning of Period              $   34.76       $   38.89       $   31.48       $   25.06       $   19.03
Net Investment Income                               $    0.31       $    0.55       $    0.44       $    0.41       $    0.52
Net Gains (Losses) on Securities- Realized
     and Unrealized                                 $    5.91       $   (3.92)      $    7.41       $    7.26       $    5.94
                                                    ----------      ----------      ----------      ----------      ----------
            Total From Investment Operations        $    6.22       $   (3.37)      $    7.85       $    7.67       $    6.46
Dividend Distribution
            Net Investment Income                   $   (0.42)      $   (0.42)      $   (0.22)      $   (0.42)      $   (0.39)
            Capital Gains                           $   (0.34)      $   (0.34)      $   (0.22)      $   (0.83)      $   (0.04)
                                                    ----------      ----------      ----------      ----------      ----------
Total Distributions                                 $   (0.76)      $   (0.76)      $   (0.44)      $   (1.25)      $   (0.43)

Net Asset Value at End of Period                    $   40.22       $   34.76       $   38.89       $    31.48      $   25.06

Total Return                                            17.89%          -8.67%          24.94%           30.61%         33.95%

Ratios/ Supplemental Data
     Net Assets End of Period (millions)            $  171.48       $   86.66       $  114.14       $    12.75      $    6.64
     Ratio of Expenses to Average Net Assets
            Prior to Reimbursement                       0.92%           0.99%           0.96%            0.95%          1.06%
            After Reimbursement                          0.92%           0.99%           0.94%            0.90%          0.56%
     Ratio of Net Income to Average Net Assets
            Prior to Reimbursement                       1.65%           1.51%           1.20%            1.43%         1.89%
            After Reimbursement                          1.64%           1.51%           1.22%            1.48%         2.39%
     Portfolio Turnover Rate                            13.26%          31.13%           9.22%           11.85%        21.48%

* Annualized

                     The accompanying notes are an integral
                        part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

    SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $510,438 during the 6 months ending December 31, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24.6% of the Fund's stock is controlled by National Financial Services Corp. 26.6% of the Fund's stock is controlled by Charles Schwab & Co. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.

                             AMERISTOCK MUTUAL FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                December 31, 2000



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $159,420,911. Transactions in common stock were as follows:


       Shares sold                                   2,226,845
       ----------------------------------- -------------------
       Shares issued to shareholders in
         reinvestment of dividends                     169,867
       ----------------------------------- -------------------
                                                     2,396,712
       ----------------------------------- -------------------
       Shares redeemed..........                     (625,852)
       ----------------------------------- -------------------
       Net increase                                  1,770,860
       ----------------------------------- -------------------
       Shares Outstanding:
       ----------------------------------- -------------------
         Beginning of period                         2,492,612
       ----------------------------------- -------------------
         End of period                               4,263,472
       ----------------------------------- -------------------


5.)  PURCHASES AND SALES OF SECURITIES
During the six months ended December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $59,757,025 and $13,332,204 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 2000.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost.

At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                       Net Appreciation
         Appreciation           (Depreciation)          (Depreciation)
         $20,414,016             ($8,278,935)            $12,135,081

8 )  DISTRIBUTIONS
During the 6 months ended December 31, 2000, distributions of $1,527,837 was paid from net investment income and $5,528,805 was paid from realized short and long-term capital gains.

        PART C. OTHER INFORMATION


           Exhibit Description

                   a              Articles of Incorporation (1)
                   b              By-Laws (1)
                   c              None
                   d              Management Agreement (2)
                   e              Distribution Agreement
                   f              None
                   g              Custody Agreement
                   h(1)           Transfer Agent Agreement (2)
                   h(2)           Fund Accounting and Services Agreement
                   h(3)           Administration Agreement
                   i              Opinion and Consent (2)
                   j              Consent of Independent Auditors
                   k              None
                   l              Investment Representation Letters (2)
                   m              None
                   p              Code of Ethics

(1)  Incorporated  by  reference  to   corresponding   exhibit  of  Registration
Statement.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 1 to Registration Statement filed October 2, 1996.

         Item 24. Persons Controlled by or Under Common Control with Registrant.

         The Fund and the Adviser may be deemed to be under common control of Nicholas D. Gerber, the Chairman of the Fund and President of the Adviser.

         Item 25. Indemnification.

         The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations of Article of the General Corporation Law of the State of Maryland Maryland Law) controlling the indemnification of directors and officers.

         The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The Articles of Incorporation of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the applicable provisions of the Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its Articles of Incorporation to, and making indemnification of directors subject the conditions and limitations of, both the applicable provisions of the Maryland Law and Section 17(h) of the 1940 Act, the Registrant intends conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either the Maryland Law or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its Articles of Incorporation to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its Articles of
Incorporation to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Item 26. Business and Other Connections of Investment Adviser
         None.

         Item 27. Principal Underwriter.

                           (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Series Fund, Inc., State Street Institutional Investment Trust, and Financial Investors Variable Insurance Trust.

                           (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:


Name and Principal Business        Positions and Offices         Position and Offices
         Address*                     With Registrant              With Underwriter
W. Robert Alexander                        None                  Chairman, Chief Executive Officer
                                                                 and Secretary

Thomas A Carter                            None                  Chief Financial Officer

Edmund J. Burke                            None                  President and Director

Russell C Burk                             None                  General Counsel

Jeremy O. May                              None                  Vice President

Rick A Pederson                            None                  Director

Chris Woessner                             None                  Director


         * All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

         (c)      Not Applicable.


         Item 28. Location of Accounts and Records.

         All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 127 Devin Road, Moraga, California 94556, and the Transfer Agent at 8869 Brecksville Road, Brecksville, Ohio 44141, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Firstar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201.


         Item 29. Management Services.

         Not Applicable.


         Item 30. Undertakings.

         Not Applicable.

         SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly organized, in the City of Moraga and State of California on the 18th day of May, 2001.

                                        THE AMERISTOCK MUTUAL FUND, INC.


                                        By: /s/ Nicholas D. Gerber
                                           --------------------------
                                            Nicholas D. Gerber
                                            Chairman and Director


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                   Title                     Date

/s/ Nicholas D. Gerber              Director                  May 18, 2001
---------------------------
Nicholas D. Gerber

/s/ Andrew Ngim                     Director                  May 18, 2001
---------------------------
Andrew Ngim

/s/ Howard Mah                      Director                  May 18, 2001
- ---------------------------
Howard Mah

/s/ Alev Efendioglu                 Director                  May 18, 2001
- ---------------------------
Alev Efendioglu

/s/ Stephen J. Marsh                Director                  May 18, 2001
- ---------------------------
Stephen J. Marsh

                                    Exhibit e

                  AMERISTOCK MUTUAL FUND DISTRIBUTION AGREEMENT


        AGREEMENT dated as of July 1, 2001 between Ameristock Mutual Fund, Inc., a Maryland corporation established under the laws of the State of Maryland (the "Fund"), The Ameristock Corporation, a California corporation (the "Adviser"), and ALPS Distributors, Inc., a Colorado corporation and a registered broker-dealer under the Securities Exchange Act of 1934, having its principal place of business in Denver, Colorado (the "Distributor").

        WHEREAS, the Fund wishes to employ the services of the Distributor in connection with the promotion and distribution of the Fund's shares of beneficial interest (the "Shares");


        NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:


1. Documents - The Fund has furnished the Distributor with copies of the Articles of Incorporation of Fund, Management Agreement, Administration Agreement, Custody Agreement, Transfer Agency and Service Agreement, current Prospectus and Statement of Additional Information, and all forms relating to any plan, program or service offered by the Funds. The Fund shall furnish promptly to the Distributor a copy of any amendment or supplement to any of the above-mentioned documents. The Fund shall furnish promptly to the Distributor any additional documents necessary or advisable to perform its functions hereunder.


2. Sale of Shares - The Fund grants to the Distributor the right to sell the Shares as agent on behalf of the Fund, during the term of this Agreement, subject to the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and of the laws governing the sale of securities in the various states "Blue Sky" laws, under the terms and conditions set forth in this Agreement. The Distributor (i) shall have the right to sell, as agent on behalf of the Fund, Shares authorized for issue and registered under the 1933 Act, and (ii) may sell Shares under offers of exchange between Funds.

3. Sale of Shares by the Fund - The rights granted to the Distributor shall be nonexclusive in that the Fund reserves the right to sell Shares to investors on applications received and accepted by the Fund. Further, the Fund reserves the right to issue Shares in connection with the merger, consolidation or other combination by the Fund, through purchase or otherwise, with any other entity.

4. Shares Covered by this Agreement - This Agreement shall apply to unissued Shares of the Funds, if the Fund establishes one or more additional series with respect to which it wishes to retain the Distributor to serve as distributor hereunder, it will notify the Distributor in writing. If the Distributor is willing to render such services under this Agreement, it will so notify the Fund in writing, whereupon such series will become a "Fund" as defined hereunder and will be subject to the provisions of this Agreement to the same extent as the Fund named above, except to the extent that such provisions are modified with respect to such new Fund in writing by the Fund and the Distributor and Shares of the Funds repurchased for resale.


5.  Public  Offering  Price - Except as  otherwise  noted in the Fund's  current
Prospectus and/or Statement of Additional Information, all Shares sold to investors by the Distributor or the Fund will be sold at the public offering price. The public offering price for all accepted subscriptions will be the net asset value per Share, as determined in the manner described in the Fund's current Prospectus and/or Statement of Additional Information. The Fund shall in all cases receive the net asset value per Share on all sales. If a fee in connection with shareholder redemptions is in effect, the Funds shall be entitled to receive all of such fees (other than wire transfer fees).

6. Suspension of Sales - If and whenever the determination of net asset value is suspended and until such suspension is terminated, no further orders for Shares shall be processed by the Distributor except such unconditional orders as may have been placed with the Distributor before it had knowledge of the suspension. In addition, the Fund reserves the right to suspend sales and the Distributor's authority to process orders for Shares on behalf of the Funds if, in the judgment of the Fund, it is in the best interests of the Funds to do so. Suspension will continue for such period as may be determined by the Fund.

7. Solicitation of Sales - In consideration of these rights granted to the Distributor, the Distributor agrees to use all reasonable efforts, consistent with its other business, to secure purchasers for Shares of the Funds. This shall not prevent the Distributor from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers.

All activities by Distributor and its agents and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the 1940 Act by the SEC or any securities association registered under the Securities Exchange Act of 1934.

The Distributor will provide one or more persons, during normal business hours (7:00 a.m. to 6:00 p.m. Mountain Time), as required, to respond to telephone questions with respect to the Funds.

The Distributor will promptly transmit any orders received by it for purchase, redemption or exchange of the Shares to the Fund's transfer agent, and will promptly transmit any payments for shares to the Fund's transfer agent or custodian.

8. Authorized Representations - The Distributor is not authorized by the Fund to give any information or to make any representations other than those contained in the appropriate Registration Statement or Prospectus and Statement of Additional Information filed with the SEC under the 1933 Act (as such Registration Statement, Prospectus and Statement of Additional Information may be amended from time to time), or contained in shareholder reports or other material that may be prepared by or on behalf of the Funds for the Distributor's use. Consistent with the foregoing, the Distributor may prepare and distribute sales literature or other material as it may deem appropriate in consultation with the Fund, provided such sales literature complies with applicable law and regulation.

9. Registration of Shares - The Fund agrees that it will take all action necessary to register the Shares under the 1933 Act so that there will be available for sale the number of Shares the Distributor may reasonably be expected to sell. The Fund shall make available to the Distributor, at the Distributor's expense, such number of copies of the currently effective
Prospectus and Statement of Additional Information as the Distributor may reasonably request. The Fund, at its expense, shall furnish to the Distributor copies of all information, financial statements and other records, which the Distributor may reasonably request for use in connection with the distribution of Shares of the Funds.

10. Distribution Expenses - Unless otherwise agreed to by the parties hereto in writing, the Distributor shall bear all expenses in connection with the performance of its services hereunder, including, but not limited to, the cost of printing and distributing any Prospectuses and Statements of Additional Information or reports in connection with the offering of Shares for sale to the public other than those required to be distributed to existing shareholders of the Funds. The cost to the Distributor shall be the incremental cost of preparing materials above those required to satisfy existing shareholder requirements. The Distributor shall have no obligation to pay or to reimburse the Funds for any other expenses incurred by or on behalf of the Funds.

11. Fund Expenses - Unless otherwise agreed to by the parties hereto in writing or by the Fund and the Fund's other agents, the Funds shall pay all fees and expenses in connection with (a) the filing of any registration statement under the 1933 Act and amendments prepared for use in connection with the offering of Shares for sale to the public, (b) preparing, setting in type, printing and mailing Prospectuses, Statements of Additional Information and any supplements thereto sent to existing shareholders, (c) preparing, setting in type, printing and mailing any report (including Annual and Semi-Annual Reports) or other communication to shareholders of the Fund, and (d) the "Blue Sky" registration and qualification of Shares for sale in the various states in which the Board of Directors of the Fund shall determine it advisable to qualify such Shares for sale (including registering the Fund as a broker or dealer or any officer of the Fund as agent or salesman in any state).


12. Use of the Distributor's Name - The Fund shall not use the name of the Distributor, or any of its affiliates, in any Prospectus or Statement of Additional Information, sales literature, and other material relating to the Funds in any manner without the prior written consent of the Distributor (which shall not be unreasonably withheld); provided, however, that the Distributor hereby approves all lawful uses of the names of the Distributor and its affiliates in the Prospectuses and Statements of Additional Information of the Fund and in all other materials which merely refer in accurate terms to their appointments hereunder or which are required by the SEC, NASD, OCC or any state securities authority.

13. Use of the Fund's Name or Funds' Names - Neither the Distributor nor any of its affiliates shall use the name of the Fund or the Funds in any Prospectuses or Statements of Additional Information, sales literature, or other material relating to the Fund on any forms for other than internal use in any manner without the prior consent of the Fund (which shall not be unreasonably withheld); provided however, that the Fund hereby approves all lawful uses of its name in sales literature and all other materials which are required by the Distributor in the discharge of its duties hereunder which merely refer in accurate terms to the appointment of the Distributor hereunder, or which are required by the SEC, NASD, OCC or any state securities authority.

14. Insurance - The Distributor agrees to maintain fidelity bond and liability insurance coverages, which are, in scope and amount, consistent with coverages customary for distribution activities. The Distributor shall notify the Fund upon receipt of any notice of material, adverse change in the terms or provisions of its insurance coverage. Such notification shall include the date of change and the reason or reasons therefor. The Distributor shall notify the Fund of any material claim against the Distributor, whether or not covered by insurance, and shall notify the Fund from time to time as may be appropriate of the total outstanding claims made by the Distributor under its insurance coverage.

15. Indemnification - The Fund agrees to indemnify and hold harmless the Distributor and each of its directors, officers and employees, and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) which any such person may incur in connection with any action, suit, investigation or proceeding arising out of or based upon the ground that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor.

Notwithstanding the foregoing, the Fund shall not be required to indemnify any person hereunder unless a court of competent jurisdiction has determined, in a final decision on the merits, that the person to be indemnified was not liable by reason of willful misfeasance, bad faith, or gross negligence in the performance of such person's duties, or by reason of such person's reckless disregard of such person's obligations under this Agreement ("disabling conduct"), or, in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnified person was not liable by reason of disabling conduct by (i) a vote of a majority of a quorum of the Board of Directors of the Fund who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or
(ii) an independent legal counsel in a written opinion.

In no case (i) is the indemnity of the Fund in favor of the Distributor or any other person indemnified herein to be deemed to protect the Distributor or any other person against any liability to the Fund or its security holders to which the Distributor or such other person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or such other person indemnified herein unless the Distributor or such other person, as the case may be, shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or such other person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to the Distributor or such other person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such claims, but if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund and reasonably satisfactory to the Distributor or such other person or persons, defendant or defendants in the suit. In the event the Fund elects to assume the defense of any suit and retain counsel, the Distributor, its officers or directors or controlling person or persons, or such other person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by it or them. If the Fund does not elect to assume the defense of any suit, it will reimburse the Distributor, its officers or directors or controlling person or persons, or such other person or persons, defendant or defendants in the suit for the reasonable fees and expenses of any counsel retained by it or them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any of the Shares.

The Distributor agrees to indemnify and hold harmless the Fund and each of its Directors, officers and employees, and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) which such person may incur in connection with any action, suit, investigation or proceeding arising out of or based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Distributor or any of its employees or alleging that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case
(i) is the indemnity of the Distributor in favor of the Fund or such other person indemnified to be deemed to protect the Fund or such other person against any liability to the Fund or its security holders to which the Fund or such other person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Fund or such other person indemnified unless the Fund or such other person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or such other person (or after the Fund or such other person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or such other person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor, it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the Fund, to its officers and Directors and to any controlling person or persons, or such other person or persons, defendant or defendants in the suit. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the Fund or its controlling person or persons, or such other person or persons, defendant or defendants in the suit, shall bear the fees and expense of any additional counsel retained by it or them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Fund, its officers and Directors or controlling person or persons, or such other person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by it or them. The Distributor agrees to notify the Fund promptly of the commencement of any litigation or proceedings against it in connection with the issuance and sale of any of the Shares.

16. Liability of the Distributor - The Distributor shall not be liable for any damages or loss suffered by the Fund in connection with the matters to which this Agreement relates, except for (a) damage or loss resulting from willful misfeasance, bad faith or gross negligence on the Distributor's part in the performance, or reckless disregard, of its duties under this Agreement, and (b) damage and loss for which the Distributor has agreed to indemnify the Fund under
Section 15 of this Agreement. Any person, even though also an officer, director, employee or agent of the Distributor or any of its affiliates, who may be or become an officer of the Fund, shall be deemed, when rendering services to or acting on any business of the Fund in any such capacity (other than services or business in connection with the Distributor's duties under this Agreement), to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of the Distributor or any of its affiliates, even if paid by the Distributor or an affiliate thereof.

17. Acts of God, Etc. - The Distributor shall not be liable for delays or errors occurring by reason of circumstances not reasonably foreseeable and beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war riot, or failure of communication or power supply. In addition, in the event of equipment breakdowns which are (i) beyond the reasonable control of the Distributor and (ii) not primarily attributable to the failure of the Distributor to reasonably maintain or provide for the maintenance of such equipment, the Distributor shall, at no additional expense to the Fund, take reasonable steps in good faith to minimize service interruptions but shall have no liability with respect thereto.

18. Supplemental Information - The Distributor and the Fund shall regularly consult with each other regarding the Distributor's performance of its obligations under this Agreement. In connection therewith, the Fund shall submit to the Distributor at a reasonable time in advance of filing with the SEC copies of any amended or supplemented Registration Statements (including exhibits) under the 1933 Act and the 1940 Act, and, a reasonable time in advance of their proposed use, copies of any amended or supplemented forms relating to any plan, program or service offered by the Fund. Any change in such material which would require any change in the

Distributor's obligations under the foregoing provisions shall be subject to the Distributor's approval, which shall not be unreasonably withheld.


19. Term - This Agreement will become effective as of July 1, 2001, or such later date as may be agreed upon by the parties hereto, and shall continue until June 30, 2002, and thereafter shall continue automatically with respect to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by the Fund's Board of Directors or (ii) by a vote of a majority of the outstanding Shares of the Fund (as defined in the 1940
Act), provided that in either event the continuance is also approved by the majority of the Fund's Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to each Fund without penalty on not less than sixty days' notice by the Fund's Directors, by vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act) or by the Distributor on not less than 60 days'notice. Any termination shall not affect the rights and obligations of the parties under Sections 15, 19 or 21 hereof. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

Upon the termination of this Agreement, the Distributor, at the Fund's expense and direction, shall transfer to such successor as the Fund shall specify all relevant books, records and other data established or maintained by the Distributor under this Agreement.

20. Notice - Any notice required or permitted to be given by either party to the other hereunder shall be deemed sufficient if sent by (i) telex, (ii) telecopier, or (iii) registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the following address or at such other address as may from time to time be furnished by the other party to the party giving notice: if to the Fund at P.O. Box 6919, Moraga, CA 94570, Attn:
Nicholas Gerber and if to the Distributor, at 370 17th Street, Suite 3100, Denver, Colorado, 80202, Attn: Tom Carter.

21. Confidential Information - The Distributor, its officers, directors, employees and agents will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and to prior or present shareholders or to those persons or entities who respond to the Distributor's inquiries concerning investment in the Fund, and will not use such records and information for any purposes other than performance of its responsibilities and duties hereunder. If the Distributor is requested or required by oral questions, interrogatories, request for information or documents, or subpoena in connection with any civil investigation, demand or other action, proceeding or process or is otherwise required by law, statute, regulation, writ, decree or the like to disclose such information, the Distributor will provide the Fund with prompt written notice of any such request or requirement so that the Fund may seek an appropriate protective order or other appropriate remedy and/or waive compliance with this provision. If such order or other remedy is not sought, or obtained, or waiver not received, the Distributor may, without liability hereunder, disclose to the person, entity or agency requesting or requiring the information that portion of the information that is legally required in the opinion of Distributor's counsel.

22. Miscellaneous - Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado to the extent federal law does not govern. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Except as otherwise provided herein or under the 1940 Act, this Agreement may not be changed, waived, discharged or amended except by written instrument which shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or amendment is sought. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.


The Distributor acknowledges that the Articles of Incorporation of the Fund provides that the obligations of the Fund under this Agreement are not binding on any officers, Directors or shareholders of the Fund individually, but are binding only upon the assets and properties of the various Funds. The Distributor further acknowledges and agrees that the liabilities, obligations and expenses incurred hereunder with respect to a particular Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of the other Fund or any other series of the Fund.


        IN WITNESS WHEREOF, the Fund has executed this instrument in its name and behalf by one of its officers duly authorized, and the Distributor has executed this instrument in its name and behalf by one of its officers duly authorized, as of the day and year first above written.

                                              ALPS  DISTRIBUTORS, INC.

                                                By:  /s/ Thomas A. Carter
                                                  --------------------------
                                                  Name: Thomas A. Carter
                                                  Title: Chief Financial Officer

                                              AMERISTOCK MUTUAL FUND, INC.


                                                By:   /s/ Nicholas D. Gerber
                                                  ---------------------------
                                                   Name:  Nicholas D. Gerber
                                                   Title: Chairman


                                             AMERISTOCK CORPORATION

                                                By:   /s/ Nicholas D. Gerber
                                                  -----------------------------
                                                   Name:  Nicholas D. Gerber
                                                   Title: President

                                    Exhibit g

                                CUSTODY AGREEMENT

         This agreement (the "Agreement") is entered into as of the 1st day of July, 2001, by and between Ameristock Mutual Fund, Inc., (the "Corporation"), a corporation organized under the laws of the State of Maryland and having its office at P.O. Box 6919, Moraga, CA 94510_acting for and on behalf of the Ameristock Mutual Fund (the "Fund"), which is operated and maintained by the Corporation for the benefit of the holders of shares of each Fund, and Firstar
Bank, N.A. (the "Custodian"), a national banking association having its principal office and place of business at Firstar Center, 425 Walnut Street, Cincinnati, Ohio 45202.
         WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Fund as required by the Investment Company Act of 1940, as amended (the "Act").
         WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by the Fund during the term of this Agreement (the "Fund Assets").
         WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.
         THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                    ARTICLE I
                                   Definitions
         The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:

         Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board Of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

         Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.

         Certificate- A written certificate signed by the Secretary of the Fund certifying the actions taken by the Board of Directors.

         Depository The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent

         Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund

         Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a trust or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.

         Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same),  and time  deposits of domestic  banks and thrift  institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

         Officers - the Chairman, President, Secretary, Treasurer, Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

         Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the business day immediately following receipt of such Oral Instructions.

         Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

         Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.

         Written Instructions - communication received in writing by the Custodian from an Authorized Person.

                                   ARTICLE II
                Documents and Notices to be Furnished by the Fund

         A. The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:
               1. A copy of the Articles of  Incorporation of the Fund certified by the Secretary.
               2. A copy of the By-Laws of the Fund certified by the Secretary.
               3. A copy of the resolution of the Board Of Directors of the Fund appointing the Custodian, certified by the Secretary.
               4. A copy of the then current Prospectus.
               5. A Certificate of the President and Secretary of the Fund
                  setting forth the names and signatures of the Officers of the Fund.
         B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.

                                   ARTICLE III
                             Receipt of Fund Assets
         A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Fund Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.

         B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Fund Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.
         C. As and when received, the Custodian shall deposit to the account(s) of the Fund any and all payments for shares of the Fund issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.

                                   ARTICLE IV
                           Disbursement of Fund Assets
         A. The Fund shall furnish to the Custodian a copy of the resolution of the Board Of Directors of the Fund, certified by the Fund's Secretary, either
(i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Fund, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or
(ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

                  On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.
         B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Fund so that they are available for such payment.
         C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.
         D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Fund Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.

                                    ARTICLE V
                             Custody of Fund Assets
         A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

         B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Firstar Bank, N.A. for the benefit of the Fund.
         C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Fund shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Fund.
         D. With respect to all Securities held for the Fund , the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):
              1.) Collect all income due and payable with respect to such Securities;
              2.) Present for payment and collect amounts payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;
              3.)  Surrender   Securities  in  temporary   form  for  definitive
                   Securities; and
              4.) Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.
         E. Upon receipt of a Certificate and not otherwise, the Custodian shall:
              1.) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;

              2.) Deliver any Securities in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any trust, or the exercise of any conversion privilege;
              3.) Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any trust, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;
              4.) Make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and
              5.) Deliver any Securities held for the Fund to the depository agent for tender or other similar offers.
         F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.
         G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

                                   ARTICLE VI
                         Purchase and Sale of Securities
         A. Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;
                  1.)   name of the issuer and the title of the Securities,
                  2.)   principal amount purchased and accrued interest, if any,
                  3.)   date of purchase and settlement,
                  4.)   purchase price per unit,
                  5.)   total amount payable, and
                  6.)   name of the person from whom, or the broker through
                        which, the purchase was made.
The Custodian shall, against receipt of Securities purchased by or for the Fund, pay out of the Fund Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.
         B. Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;
                  1.)   name of the issuer and the title of the Securities,

                  2.)   principal amount sold and accrued interest, if any,
                  3.)   date of sale and settlement,
                  4.)   sale price per unit,
                  5.)   total amount receivable, and
                  6.)   name of the person to whom, or the broker through which,
                        the sale was made.
The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.
         C. On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Fund, irrespective of delivery.
         D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.
         E. The Custodian shall, upon receipt of a Written Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Fund. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:

                    1.) in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;

                    2.) for purposes of segregating cash or government securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund;

                    3.) for the purpose of compliance by the fund with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies; and

                    4.) for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.

         F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Fund unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.

                                   ARTICLE VII
                                Fund Indebtedness
         In connection with any borrowings by the Fund, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Fund on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.

         The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.

                                  ARTICLE VIII
                            Concerning the Custodian
         A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Directors, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

         B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:

                    1.) The validity of the issue of any Securities purchased by or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

                    2.) The legality of the sale of any Securities by or for the account of the Fund, or the propriety of the amount for which the same are sold;

                    3.) The legality of the issue or sale of any shares of the Fund, or the sufficiency of the amount to be received therefor;

                    4.) The legality of the redemption of any shares of the Fund, or the propriety of the amount to be paid therefor;

                    5.) The legality of the declaration or payment of any dividend by the Fund in respect of shares of the Fund;

                    6.) The legality of any borrowing by the Fund on behalf of the Fund, using Securities as collateral;

         C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.
         D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.

         E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board Of Directors of the Fund as required by the Act. The Custodian acknowledges that although certain Fund Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Fund Assets.
         In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.
         F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Fund under the provisions of the Articles of Incorporation and the Fund's By-Laws.
         G. The Custodian shall treat all records and other information relating to the Fund and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.

         H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees. The expenses which the Custodian may charge against the account of the Fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.
         I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.
         J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.

         K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.
         L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Fund and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Fund as an investment.
         M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.
         N. The Fund hereby pledges to and grants the Custodian a security interest in any Fund Assets to secure the payment of any liabilities of the Fund to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.

                                   ARTICLE IX
                                  Force Majeure
         Neither the Custodian nor the Corporation shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian, in the event of a failure or delay, shall use its best efforts to ameliorate the effects of such failure or delay.


                                    ARTICLE X
                                   Termination
         A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.
         B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS
         A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.
         B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Directors of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

         C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board Of Directors, acting as such Directors for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Maryland, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Fund.
         D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.
         E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Firstar Center, 425 Walnut Street, M. L.CN-WN-06TC, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.
         F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at P.O. Box 6919, Moraga, CA. 94510 or at such other place as the Fund may from time to time designate in writing.
         G. This Agreement, with the exception of the Appendices, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board Of Directors of the Fund.
         H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.

         I. This Agreement shall be construed in accordance with the laws of the State of Ohio.
         J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.




ATTEST:                                       Ameristock Mutual Fund, Inc.


____________________                          By:  /s/  Nicholas D. Gerber
                                                 Name: Nicholas D. Gerber
                                                 Title: Chairman






ATTEST:                                       Firstar Bank, N.A.


                                              By: /s/ Lynette C. Gibson
                                                 Name:  Lynette C. Gibson
                                                 Title:  Vice President

                                   APPENDIX A



                              Authorized Persons          Specimen Signatures


Chairman:
                              ==================          ===================

President:
                              ------------------          -------------------

Secretary:
                              ------------------          -------------------

Treasurer:
                              ------------------          -------------------

Controller:
                              ------------------          -------------------

Adviser Employees:
                              ------------------          -------------------

                              ------------------          -------------------

                              ------------------          -------------------


Transfer Agent/Fund Accountant

Employees:
                              ------------------          -------------------

                              ------------------          -------------------

                              ------------------          -------------------

                                   APPENDIX B




The following agents are employed currently by Firstar Bank, N.A. for securities processing and control . . .


                The Depository Trust Company (New York)
                7 Hanover Square
                New York, NY  10004

                The Federal Reserve Bank
                Cincinnati and Cleveland Branches

                Bank of New York
                1 Wall St
                New York, NY  10286
                (For Foreign Securities and certain non-DTC eligible Securities)

                                   APPENDIX C

                           Standards of Service Guide

         Firstar Bank, N.A. is committed to providing superior quality service to all customers and their agents at all times. We have compiled this guide as a tool for our clients to determine our standards for the processing of security settlements, payment collection, and capital change transactions. Deadlines recited in this guide represent the times required for Firstar Bank to guarantee processing. Failure to meet these deadlines will result in settlement at our client's risk. In all cases, Firstar Bank will make every effort to complete all processing on a timely basis.

         Firstar Bank is a direct participant of the Depository Trust Company, a direct member of the Federal Reserve Bank of Cleveland, and utilizes the Bankers Trust Company as its agent for ineligible and foreign securities.

         For corporate reorganizations, Firstar Bank utilizes SEI's Reorg Source, Financial Information, Inc., XCITEK, DTC Important Notices, and the Wall Street Journal.

         For bond calls and mandatory puts, Firstar Bank utilizes SEI's Bond Source, Kenny Information Systems, Standard & Poor's Corporation, and DTC Important Notices. Firstar Bank will not notify clients of optional put opportunities.

         Any securities delivered free to Firstar Bank or its agents must be received three (3) business days prior to any payment or settlement in order for the Firstar Bank standards of service to apply.

         Should you have any questions regarding the information contained in this guide, please feel free to contact your account representative.


                  The information contained in this Standards of Service Guide is subject to change. Should any changes be made Firstar Bank will provide you with an updated copy of its Standards of Service Guide.

                   Firstar Bank Security Settlement Standards

Transaction Type                                Instructions Deadlines*                         Delivery Instructions

DTC                                             1:30 P.M. on Settlement Date                    DTC Participant #2803
                                                                                                Agent Bank ID 27895
                                                                                                Institutional #________________
                                                                                                For Account #__________________

Federal Reserve Book Entry                      12:30 P.M. on Settlement Date                   Federal Reserve Bank of Cinti/Trust
                                                                                                for Firstar Bank, N.A.
                                                                                                ABA# 042000013
Fed Wireable FNMA & FHLMC                       12:30 P.M. on Settlement Date                   For Account #__________________
                                                                                                Bk of NYC/Cust
                                                                                                ABA 021000018
                                                                                                A/C Firstar Bank # 117612
                                                                                                For Account # _________________

Federal Reserve Book Entry                      1:00 P.M. on Settlement Date                    Federal Reserve Bank of Cinti/Spec
(Repurchase Agreement                                                                           for Firstar Bank, N.A. ABA#
Collateral Only)                                                                                042000013
                                                                                                For Account # _________________

PTC Securities                                  12:00 P.M. on Settlement Date                   PTC For Account BYORK
(GNMA Book Entry)                                                                               Firstar Bank / 117612
Physical Securities                             9:30 A.M. EST on Settlement Date                Bank of New York
                                                (for Deliveries, by 4:00 P.M. on Settlement     One Wall Street- 3rd Floor- Window A
                                                Date minus 1)                                   New York, NY 10286
                                                                                                For account of Firstar Bank / Cust
                                                                                                #117612
                                                                                                Attn: Donald Hoover

CEDEL/EURO-CLEAR                                11:00 A..M. on  Settlement Date minus 2         Cedel a/c 55021
                                                                                                FFC: a/c 387000
                                                                                                Firstar Bank / Global Omnibus

Cash Wire Transfer                              3:00 P.M.                                       Firstar Bank,N.A. Cinti/Trust
                                                                                                ABA#
                                                                                                Credit Account#
                                                                                                Further Credit to______________
                                                                                                Account #______________________
*  All times listed are Eastern Standard Time.

                         Firstar Bank Payment Standards


Security Type                              Income               Principal

Equities                                   Payable Date

Municipal Bonds*                           Payable Date         Payable Date

Corporate Bonds*                           Payable Date         Payable Date

Federal Reserve Bank Book Entry*           Payable Date         Payable Date

PTC GNMA's (P&I)                           Payable Date + 1     Payable Date + 1

CMOs *
     DTC                                   Payable Date + 1     Payable Date + 1
     Bankers Trust                         Payable Date + 1     Payable Date + 1

SBA Loan Certificates                      When Received        When Received

Unit Investment Trust Certificates*        Payable Date         Payable Date

Certificates of Deposit*                   Payable Date + 1     Payable Date + 1

Limited Partnerships                       When Received        When Received

Foreign Securities                         When Received        When Received

*Variable Rate Securities
     Federal Reserve Bank Book Entry       Payable Date         Payable Date
     DTC                                   Payable Date + 1     Payable Date + 1
     Bankers Trust                         Payable Date + 1     Payable Date + 1


         NOTE:    If a payable date falls on a weekend or bank holiday, payment will be made on the immediately following business day.

                 Firstar Bank Corporate Reorganization Standards



Type of Action                Notification to Client                        Deadline for Client Instructions         Transaction
Rights, Warrants,             Later of 10 business days prior to            5 business days prior to expiration      Upon receipt
and Optional Mergers          expiration or receipt of notice

Mandatory Puts with           Later of 10 business days prior to            5 business days prior to expiration      Upon receipt
Option to Retain              expiration or receipt of notice

Class Actions                 10 business days prior to expiration date     5 business days prior to expiration      Upon receipt

Voluntary Tenders,            Later of 10 business days prior to            5 business days prior to expiration      Upon receipt
Exchanges, and Conversions    expiration or receipt of notice

Mandatory Puts, Defaults,     At posting of funds or securities received    None                                     Upon receipt
Liquidations, Bankruptcies,
Stock Splits, Mandatory
Exchanges

Full and Partial Calls        Later of 10 business days prior to            None                                     Upon receipt
                              expiration or receipt of notice


      NOTE:   Fractional shares/par amounts resulting from any of the above will be sold.

                                   APPENDIX D

                            Schedule of Compensation
Firstar Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

I.       Portfolio Transaction Fees:

         (a)      For each repurchase agreement transaction               $7.00

         (b)      For each portfolio transaction processed through
                  DTC or Federal Reserve                                  $9.00

         (c)      For each portfolio transaction processed through
                  our New York custodian                                 $25.00

         (d)      Mutual Fund Trades                                     $15.00

         (e)      For each GNMA/Amortized Security Purchase              $25.00

         (f)      For each GNMA Prin/Int Paydown, GNMA Sales              $8.00

         (g)      For each covered call option/future contract written,
                  exercised or expired                                   $10.00

         (h)      For each Cedel/Euro clear transaction                  $80.00

         (i)      For each Disbursement (Fund expenses only)              $5.00

A transaction is a purchase/sale of a security, free receipt/free delivery (excludes initial conversion), maturity, tender or exchange:

II.       Market Value Fee
         Based upon an annual rate of:                                 Million
         .0003 (3 Basis Points) on First                               $20
         .0002 (2 Basis Points) on Next                                $30
         .00015 (1.5 Basis Points) on                                  Balance

III.     Monthly Minimum Fee-Per Fund                                   $300.00

IV.      Out-of-Pocket Expenses
         The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

V.       IRA Documents
         Per Shareholder/year to hold each IRA Document                   $5.00

VI.      Earnings Credits
         On a monthly basis any earnings credits generated from uninvested custody balances will be applied against any cash management service fees generated.

                     Firstar Institutional Custody Services
                               Cash Management Fee

 Services                                 Unit Cost ($)        Monthly Cost ($)
 --------                                 -------------        ----------------
 D.D.A. Account Maintenance                                          17.00
 Deposits                                      .42
 Deposited Items                               .12
 Checks Paid                                   .18
 Balance Reporting - P.C. Access                                 50.00 1st Acct
                                                                35.00 each add'l
 ACH Transaction                               .11
 ACH Monthly Maintenance                                             40.00
 ACH Additions, Deletions, Changes            6.00
 ACH Stop Payment                             5.00
 ACH Debits                                    .12
 ACH Credits                                   .08
 Deposited Items Returned                     6.00
 International Items Returned                10.00
 NSF Returned Checks                         25.00
 Stop Payments                               27.50
 Data Transmission per account                                     115.00
 Drafts Cleared                                .179
 Lockbox Maintenance                                                60.00
 Lockbox items Processed                       .34
 Miscellaneous Lockbox items                   .12
 Positive Pay                                  .06
 Issued Items                                  .015
 Invoicing for Service Charge                15.00
 Wires Incoming
            Domestic                         11.00
            International                    11.00
 Wires Outgoing
            Domestic                                  International
                 Repetitive                  14.00       Repetitive       35.00
                 Non-Repetitive              13.00       Non-Repetitive   40.00
 PC - Initiated Wires:
            Domestic                                  International
                 Repetitive                  10.00       Repetitive       25.00
                 Non-Repetitive              11.00       Non-Repetitive   25.00
                 Customer Initiated           9.00



Uncollected Charge -- Firstar Prime Rate as of first of month plus 4% Other available cash management services are priced separately.



                                End of Exhibit g

                     FUND ACCOUNTING AND SERVICES AGREEMENT

                                     Between

                          AMERISTOCK MUTUAL FUND, INC.,

                                       and

                        ALPS MUTUAL FUNDS SERVICES, INC.

                     FUND ACCOUNTING AND SERVICES AGREEMENT


         AGREEMENT made this 1st day of July, 2001, between Ameristock Mutual Fund, Inc., a corporation established under the laws of the State of Maryland (the "Fund"), Ameristock Corporation, a California corporation ("Adviser") and ALPS Mutual Funds Services, Inc., a Colorado corporation having its principal office at 370 17th Street, Suite 3100, Denver, Colorado 80202 (the "Agent").

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, presently consisting of the following portfolios: Ameristock Mutual Fund; each of such investment portfolios and any additional investment portfolios that may be established by the Fund is referred to herein individually as a "Portfolio" and collectively as the "Portfolios"; and

         WHEREAS, the Adviser is the investment adviser to the Fund; and


         WHEREAS, ALPS Mutual Funds Services, Inc. provides certain fund accounting services to investment companies; and

         WHEREAS, the Fund desires to appoint the Agent as agent to perform certain bookkeeping and pricing services for the Portfolios on behalf of the Fund, and the Agent has indicated its willingness to so act, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Agent Appointed Bookkeeping and Pricing Agent. The Fund hereby appoints the Agent as bookkeeping and pricing agent for the Portfolios and the Agent agrees to provide the services contemplated herein upon the terms and conditions hereinafter set forth.

         2. Definitions. In this Agreement the terms below have the following meanings:

           (a) Authorized Person. Authorized Person means any of the persons duly authorized to giver Proper Instructions or otherwise act on behalf of the Fund by appropriate resolution of the Board of Directors of the Fund. The Fund will at all times maintain on file with the Agent certification, in such form as may be acceptable to the Agent, of (i) the names and signatures of the Authorized Person(s) and (ii) the names of the members of the Board of Directors of the Fund, it being understood that upon the occurrence of any change in the
                  information  set forth in the most  recent   certification  on
                  file  (including   without limitation  any person named in the
                  most recent certification who is no longer an Authorized Person as designated therein), the Fund will provide a new or amended certification setting forth the change. The Agent will be entitled to rely upon any Proper Instruction (defined below) which has been signed by person(s) named in the most recent certification.

           (b) Proper Instructions. Proper Instructions means any request, instruction or certification signed by one or more Authorized Persons. Oral instructions will be considered Proper Instructions if the Agent reasonably believes them to have been given by an Authorized Person and they are promptly confirmed in writing to the address for notice, e-mail or facsimile set forth below. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices as agreed upon by the parties hereto.

         3. Duties of the Agent. The Agent agrees to provide or to arrange to provide at its expense the following services for the Fund:

           (a) Maintain separate accounts for each Portfolio, all as directed from time to time by Proper Instructions;

           (b) Timely calculate and transmit to NASDAQ each Portfolio's daily net asset value and public offering price (such determinations to be made in accordance with the provisions of the Fund's Articles of Incorporation and the then-current prospectuses and statements of additional information relating to the Portfolios, and any applicable resolutions of the Board of Directors of the Fund) and promptly communicate such values and prices to the Fund and the Fund's transfer agent;

           (c) Maintain and keep current all books and records of the Portfolios as required by Section 31 and the rules thereunder under the 1940 Act ("Section 31") in connection with the Agent's duties hereunder. The Agent shall comply with all laws, rules and regulations applicable to the performance of its obligations hereunder. Without limiting the generality of the foregoing, the Agent will prepare and maintain the following records upon receipt of information in proper form from Authorized Persons of the Fund:

                    (i)      Cash receipts journal
                    (ii)     Cash disbursements journal
                    (iii)    Dividend records
                    (iv)     Purchase and sales - portfolio securities journals
                    (v)      Subscription and redemption journals
                    (vi)     Security ledgers
                    (vii)    Broker ledger
                    (viii)   General ledger
                    (ix)     Daily expense accruals
                    (x)      Daily income accruals
                    (xi)     Foreign currency journals
                    (xii)    Trial balances

           (d) Provide the Fund and its investment adviser(s) with daily Portfolio values, net asset values and other statistical data for each Portfolio as requested from time to time.

           (e) Compute the net income, exempt interest income and capital gains of each Portfolio for dividend purposes in accordance with relevant prospectus policies and resolutions of the Board of Directors of the Fund.

           (f) Provide the Fund and its investment adviser(s) with information necessary to print the semi-annual and annual financial statements to be furnished to shareholders of each Portfolio and all raw financial data necessary for the timely preparation of tax returns, Form N-SAR, prospectus updates, Rule 24f-2 filings and proxy statements.

           (g) Provide facilities, information and personnel to accommodate annual audits and any audits with the Fund's independent accountants or examinations conducted by the Securities and Exchange Commission or other governmental entities.


           (h) Provide audited financial statements regarding the Fund on an annual basis, as requested. Such audits shall be conducted by an independent accounting firm selected by the Fund.


           (i) Furnish to the Fund at the end of every month, and at the close of each quarter of the Fund's fiscal year, a list of the portfolio securities and the aggregate amount of cash in the Portfolios.

           (j) Assist in the preparation of certain reports, audits of accounts, and other matters of like nature, as reasonably requested from time to time by the Fund.

         The Agent shall for all purposes be deemed to be an independent contractor and shall, unless otherwise expressly authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         4. Instructions to the Agent. The Agent shall promptly take all appropriate steps necessary to carry out or comply with any Proper Instructions received from the Fund.


         5. Agent Compensation. In consideration for the services to be performed by the Agent, the Agent shall be entitled to receive from the Fund such compensation and reimbursement for all reasonable out-of-pocket expenses as may be agreed upon from time to time between the Agent and the Fund in advance and in writing. The Adviser agrees to pay the Agent compensation as described in the Combined Fee Agreement dated July 1, 2001, between the Fund, the Agent, Davis Park Series Trust and the Ameristock Corporation. It is agreed that fees set forth in the Combined Fee Agreement may be increased with not less than 60 days written notice upon written agreement of the parties.

         6.  Right to Receive Advice.

           (a) Advice of the Fund. If Agent is in doubt as to any action it should or should not take, Agent shall request directions or advice, including Proper Instructions, from the Fund.

           (b) Advice of Counsel. If Agent shall be in doubt as to any question of law pertaining to any action it should or should not take, Agent shall request advice from the Fund's counsel at the Fund's expense or from counsel of its own choosing at its own expense (being understood that it may be necessary for Agent to consult its own counsel due to conflict of interest issues which may be raised by Fund counsel).

           (c) Conflicting Advice. In the event of a conflict between directions, advice or Proper Instructions Agent receives from the Fund and the advice Agent receives from counsel, Agent shall inform the Fund of the conflict and seek resolution.

         7. Liability of the Agent.

           (a) The Agent may rely upon the written advice of counsel for the Fund and the Fund's independent accountants, and upon oral or written statements of brokers and other persons reasonably believed by the Agent in good faith to be expert in the matters upon which they are consulted and, for any actions reasonably taken in good faith reliance upon such advice or statements and without negligence, the Agent shall not be liable to anyone.

           (b) Nothing herein contained shall be construed to protect the Agent against any liability to the Fund or its share holders to which the Agent would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties.

           (c) Except as may otherwise be provided by applicable law, neither the Agent nor its shareholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of factual information furnished to the Agent or any subcontractor(s) by an Authorized Person of the Fund.

           (d) The Agent shall ensure that it or any subcontractors have and maintain Errors and Omissions Insurance for the services rendered under this Agreement of at least $1 million (provided the Board of Directors of the Fund may by resolution approve some lesser amount). The Agent shall provide to the Fund annually upon request a certificate from the appropriate errors and omissions insurance carrier(s) certifying that such Errors and Omissions Insurance is in full force and effect.

         8. Reports. Whenever, in the course of performing its duties under this Agreement, the Agent determines, on the basis of information supplied to the Agent by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, the Agent shall promptly notify the Fund and its counsel.

         9. Activities of the Agent. The services of the Agent under this Agreement are not to be deemed exclusive, and the Agent shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

         10. Accounts and Records. The accounts and records maintained by the Agent shall be the property of the Fund, and shall be surrendered to the Fund promptly upon receipt of Proper Instructions from the Fund in the form in which such accounts and records have been maintained or preserved. The Agent agrees to maintain a back-up set of accounts and records of the Fund (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. The Agent shall assist the Fund, the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records, and reports by the Agent or its independent accountants concerning its accounting system and internal auditing controls will be open to such entities for audit or inspection upon reasonable request. There shall be no additional fee for these services. The Agent shall preserve the accounts and records as they are required to be maintained and preserved by Section 31.

         11. Confidentiality. The Agent agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Fund in Proper Instructions.


         12. Duration and Termination of this Agreement. This Agreement shall become effective as of July 1, 2001. Either party may terminate this Agreement, without penalty, upon sixty (60) days prior written notice to the other.


             Upon termination of this Agreement, the Agent shall deliver to the Fund or as otherwise directed in Proper Instructions (at the expense of the Fund, unless such termination is for breach of this Agreement by the Agent) all records and other documents made or accumulated in the performance of its duties or the duties of any subcontractor(s) for the Fund hereunder.

         13. Assignment. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the prior written consent of the Agent, or by the Agent without the prior written consent of the Fund; provided further, that no agreement with any subcontractor(s) contemplated hereunder shall be entered into, terminated, amended, assigned or permitted to be assigned without the prior written consent of the Fund.

         14. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, and the 1940 Act and the rules thereunder. To the extent that the laws of the State of Colorado conflict with the 1940 Act or such rules, the latter shall control.

         15. Names. The obligations of "Ameristock Mutual Fund" entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders, or representatives of the Fund personally, but bind only the Fund Property, and all persons dealing with any class of shares of the Fund must look solely to the Fund Property belonging to such class for the enforcement of any claims against the Fund.

         16. Amendments to this Agreement. This Agreement may only be amended by the parties in writing.

         17. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

                                          To the Agent:

                                          ALPS Mutual Funds Services, Inc.
                                          370 17th Street, Suite 3100
                                          Denver, Colorado  80202
                                          Attn:  Tom Carter
                                          Fax:  (303) 623-2577
                                          e-mail:  tom.carter@alpsinc.com




                                          To the Fund:

                                          Ameristock Mutual Fund, Inc.
                                          c/o P.O Box 6919
                                          Moraga, CA 94570


         19. Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                     AMERISTOCK MUTUAL FUND, INC.


                                            By:    /s/  Nicholas D. Gerber
ATTEST: ___________________________         Name:  Nicholas D. Gerber
                                            Title:  Chairman



                                     ALPS MUTUAL FUNDS SERVICES, INC.

                                            By:    /s/  Thomas A. Carter
ATTEST:  __________________________         Name:    Thomas A. Carter
                                            Title:   Chief Financial Officer

                                  Exhibit h(3)

                            ADMINISTRATION AGREEMENT




                                                          As of July 1, 2001


ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, Colorado 80202

Dear Sirs:


                  Ameristock  Mutual  Fund,  Inc., a Maryland  corporation  (the
"Fund"), Ameristock Corporation, a California corporation ("Adviser") ALPS Mutual Funds Services, Inc. ("ALPS") agree as follows:


                  The Funds desire to employ their capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Funds' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to ALPS, and resolutions of the Fund's Board of Directors. The Fund desires to employ ALPS as its administrator for the Funds.

1.       Services as Administrator


                  Subject to the direction and control of the Board of Directors of the Fund, ALPS will: (a) assist in maintaining office facilities (which may be in the offices of ALPS or a corporate affiliate but shall be in such location as the Fund and ALPS shall reasonably determine); (b) furnish clerical services and stationery and office supplies; (c) compile data for, prepare and file with respect to the Funds timely notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the Investment Company Act of 1940 (the "1940 Act") and Semi-Annual Reports on Form N-SAR; (d) coordinate execution and filing by the Fund's independent accountant of all federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian; (e) assist to the extent requested by the Fund with the Fund's preparation of Annual and Semi-Annual Reports to the Funds' shareholders and Registration Statements for the Fund (on Form N-1A or any replacement therefor);
(f) monitor the Funds' expense accruals and pay all expenses on proper authorization from the Fund; (g) on a monthly basis, monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time; (h) maintain the Fund's fidelity bond as required by the 1940 Act; (i) on a monthly basis, monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus, and Statement of Additional Information; and (j) generally assist in the Funds' operations;

                  In compliance with the requirements of Rule 31a-3 under the 1940 Act, ALPS hereby agrees that all records, which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. ALPS further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

2.       Fees; Delegation; Expenses


                  In consideration of services rendered pursuant to this Agreement, the Adviser will pay ALPS a fee as described in the Combined Fee Agreement dated July 1, 2001, between the Trust, ALPS, Ameristock Mutual Fund, Inc., and Ameristock Corporation. The fee for any portion of a month shall be pro-rated according to the proportion, which such portion bears to the full monthly period.

                  ALPS will from time to time employ or associate itself with such person or persons or organizations as ALPS may believe to be desirable in the performance of its duties. Such person or persons may be officers and employees who are employed by both ALPS and the Fund. The compensation of such person or persons or organizations shall be paid by ALPS and no obligation shall be incurred on behalf of the Fund in such respect.

                  ALPS will bear all expenses in connection with the performance of its services under this Agreement and all related agreements, except as otherwise provided herein. ALPS will not bear any of the costs of Fund personnel. Other expenses incurred in the operation of the Funds shall be borne by the Funds, including transfer agency and custodial expenses; taxes; interest; Directors' fees; brokerage fees and commissions; state "Blue Sky" qualification fees; advisory fees; insurance premiums; fidelity bond premiums; Fund and advisory related legal expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Directors; and SEC registration fees.

3.       Proprietary and Confidential Information

                  ALPS agrees on behalf of itself and its officers, directors, employees and agents, to treat confidentially and as proprietary information of the Fund all records and other information relative to the Funds and their shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where ALPS may be exposed to civil, regulatory or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

4.       Limitation of Liability

                  ALPS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

5.       Term

                  This Agreement shall become  effective as of July 1, 2001.
                                                               ------------
Either party may terminate this Agreement, without penalty, upon 60 days prior written notice to the other.


6.       Governing Law

                  This Agreement shall be governed by the laws of the State of Colorado to the extent federal law does not govern.

7.       Other Provisions

                  The Fund recognizes that from time to time directors, officers and employees of ALPS may serve as directors, officers and employees of other corporations or businesses (including other investment companies) and that such other corporations and funds may include ALPS as part of their name and that ALPS or its affiliates may enter into administration or other agreements with such other corporations and funds.

                  ALPS further acknowledges and agrees that the liabilities, obligations and expenses incurred hereunder with respect to a particular Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of the other Fund or any other series of the Fund.

                  If the Fund establishes one or more additional series with respect to which it wishes to retain ALPS to serve as administrator hereunder, it will notify ALPS in writing. If ALPS is willing to render such services under this Agreement, it will so notify the Fund in writing, whereupon such series will become a "Fund" as defined hereunder and will be subject to the provisions of this Agreement to the same extent as the Funds named above, except to the extent that such provisions are modified with respect to such new Fund in writing by the Fund and ALPS.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                              Very truly yours,

                                              AMERISTOCK MUTUAL FUND, INC.


                                              By:   /s/ Nicholas D. Gerber

                                              Name: Nicholas Gerber
                                              Title:    Chairman



                                              AMERISTOCK CORPORATION

                                              By:   /s/ Nicholas D. Gerber
                                              Name: Nicholas D. Gerber
                                              Title:    President



Accepted:

ALPS MUTUAL FUND SERVICES, INC.

By:   /s/ Thomas A. Carter
Name:    Thomas A. Carter
Title:   Chief Financial Officer

                                 Exhibit h(4)

                             COMBINED FEE AGREEMENT



        THIS AGREEMENT is made as of this 1st day of July, 2001, by and among Ameristock Mutual Funds, Inc. ("Ameristock"), a Maryland corporation, Davis Park Series Trust ("Davis Park"), a Delaware business trust, The Ameristock Corporation (the "Adviser"), a California corporation, and ALPS Mutual Funds Services, Inc. ("ALPS"), a Colorado corporation.

         WHEREAS, Ameristock and Davis Park are open-end management investment companies registered under the Investment Company Act of 1940, as amended ("Funds");

         WHEREAS, Adviser and ALPS have entered into an Administration Agreement, Distribution Agreement, and a Fund Accounting Agreement, each of which  is dated  July 1,  2001,  concerning  the  provision  of  management  and administrative services and fund accounting services for the investment portfolios of the Funds;

         WHEREAS,   Ameristock   and  Davis  Park  have  entered  into  separate
Management Agreements with the Adviser on behalf of each Fund; and


         WHEREAS, the parties desire to set forth the compensation payable by the Adviser under the foregoing agreements in a separate written document.


         NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

         1. The Administration Agreements and Fund Accounting Agreements referred to herein shall be referred to collectively as the "Service Agreements."


         2. The Adviser shall pay to ALPS all of the compensation set forth herein on the dates set forth herein.


         3. The amount that is due and payable to ALPS (the "Payment") shall be computed as follows:

Base Fee (calculated daily and payable monthly)
         Greater of $225,000 minimum  annual fee or:
         - 6.5 basis points   $0 - $500  million (total  trust  assets)
         - 5.0 basis points   $500 million - $1 billion  (total  trust  assets)
         - 3.5  basis  points  Over $1 billion (total trust assets)

        Out-of-Pocket  Expenses (payable monthly)
         - Securities Pricing
         - NASD Registered Representative Licensing Costs
         - NASD Filing Fees
         - $1.50/call above 1,000 calls/month

Additional Funds
                  Minimum fee increased by $75,000/additional fund

         4. This Agreement shall be governed by, and its provisions shall be construed in accordance with, the laws of the State of Colorado.

         5. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements or understandings between parties with respect to the subject matter herein.

         6. No change, modification or waiver of any term of this Agreement shall be valid unless it is in writing and signed by all parties hereto.

         IN WITESS WHEREOF, the parties hereto have caused this Agreement to be fully executed as of the day and year first written above.

                                        Ameristock Mutual Funds, Inc.

                                        By:    /s/  Nicholas D. Gerber
                                        Name:  Nicholas D. Gerber
                                        Its:     Chairman


                                        Davis Park Series Trust

                                        By:    /s/  Nicholas D. Gerber
                                        Name:  Nicholas D. Gerber
                                        Its:     Chairman


                                        Ameristock Corporation

                                        By:    /s/  Nicholas D. Gerber
                                        Name:  Nicholas D. Gerber
                                        Its:     President


                                        ALPS Mutual Fund Services, Inc.

                                        By:    /s/  Thomas A. Carter
                                        Name:    Thomas A. Carter
                                        Its:     Chief Financial Officer

                                    Exhibit j



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 21, 2000 in Ameristock Mutual Fund's Post-Effective Amendment Number 7 and to all references to our firm included in or made a part of this Post-Effective Amendment.

/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
May 16, 2001

                                    Exhibit p

                                 CODE OF ETHICS
                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND
                             AMERISTOCK CORPORATION


Section 1 - Definitions

(a) "Fund" means Ameristock Mutual Fund, Inc., Ameristock Large Company Growth Fund or Ameristock Focused Value Fund.

(b)      "Advisor" means Ameristock Corporation

(c) "Access person" means any director, officer, general partner, or advisory person of the Fund or the Advisor.

(d) "Advisory person" means (i) any employee of the Fund or of any company in a control relationship to the Fund or the Advisor, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund or the Advisor who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security.

(e) A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

(f) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

(g) "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act.

(h) "Disinterested trustee" means a trustee of the Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act.

(i) "Purchase or sale of a security" includes, inter alia, the writing of an option to purchase or sell a security.

(j) "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as designated by the Board of Trustees.

Section 2 - Exempted Transactions

The prohibitions of Section 3 of this Code shall not apply to:

(a) purchases or sales effected in any account over which the access person has no direct or indirect influence or control;

(b) purchases or sales of securities which are not eligible for purchase or sale by the Fund;

(c) purchases or sales which are non-volitional on the part of either the access person or the Fund;

(d)      purchases which are part of an automatic dividend reinvestment plan;
         and

(e) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

Section 3 - Prohibited Purchases and Sale

No access person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his actual knowledge at the time of such purchase or sale:

(a)      is being considered for purchase or sale by the Fund; or

(b)      is being purchased or sold by the Fund.

The effective date for the prohibited purchases and sale shall be two weeks after the acquisition of any such actual knowledge.

Section 4 - Reporting

(a) Every access person shall report to the Fund the information described in Section 4(b) of this Code with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

(b) Every report shall be made not later than 15 business days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

         (i) the date of the transaction, the title and the number of shares, and the principal amount of each security involved;

         (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

         (iii)    the price at which the transaction was effected; and

         (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.

(c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

As an alternative to the above reports, an access person may direct the brokerage firm to send duplicate monthly account statements of said brokerage accounts to the compliance officer.

Section 5 - Sanctions

Upon discovering a violation of this Code, the Board of Trustees of the Fund or the Advisor, as the case may be, may impose such sanctions as it deems appropriate, including, inter alia, a letter of censure or suspension or termination of the employment of the violator.